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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------

       Date of Report (Date of earliest event reported): OCTOBER 19, 2001

                            ERGO SCIENCE CORPORATION*
                            ------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-26988                        04-3565746
-------------------------            --------------------        ----------------------
(State or other                      (Commission                 (IRS Employer
jurisdiction of                      File Number)                Identification No.)
incorporation)

              790 Turnpike St., Suite 202, North Andover, MA 01845
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               (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (978) 689-0333

----------------
* Ergo Science Corporation, a Delaware corporation ("Old Ergo"), on October 19,
2001 merged with and into its wholly owned subsidiary, ESC Merger Sub, Inc., a
Delaware corporation ("New Ergo"), with New Ergo being the surviving corporation and changing its name to "Ergo Science Corporation." This current report on Form
8-K is filed by New Ergo to evidence its status, pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Act"), as successor registrant to Old Ergo under Section 12(g) of the Act, upon the consummation of the merger and to register the common stock, par value $0.01 per share of New
Ergo as the successor equity security of the common stock, par value $0.01 per share of Old Ergo, under Section 12(g) of the Act.

                               Page 1 of 6 pages

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ITEM 5. OTHER EVENTS

         On October 18, 2001, Ergo Science Corporation issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, announcing the approval by the holders of a majority of its outstanding common stock, $0.01 par value per share
(the "Old Common Stock"), voting together as a single class, of the Certificate of Ownership and Merger pursuant to which Ergo Science Corporation was merged with and into its wholly-owned subsidiary ESC Merger Sub, Inc. on October 19, 2001. As a result of the merger, each share of the Old Common Stock was converted into one-half of one share (0.5) of common stock, $0.01 par value per share, of the surviving corporation (the "New Common Stock") and cash was paid in lieu of any fractional shares. Additionally, each share of Ergo Science
Corporation's series D exchangeable preferred stock, $0.01 par value per share, was converted into one share of series D exchangeable preferred stock, $0.01 par value per share, of the surviving corporation.

         Effective as of the effective time of the merger on October 19, 2001, the New Common Stock is deemed registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) thereunder.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1    Press Release issued by Ergo Science Corporation on October 18,
             2001.


                               Page 2 of 6 pages

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ERGO SCIENCE CORPORATION

Date: October 19, 2001             BY: /s/ David R. Burt
                                       -----------------

                                   Name: David R. Burt
                                   Title: President and Chief Executive Officer


                               Page 3 of 6 pages

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                                  EXHIBIT INDEX

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
EXHIBIT                                               SEQUENTIAL
NUMBER                DESCRIPTION                     PAGE NUMBER
99.1                  Press Release issued by                5
                      Ergo Science Corporation
                      on October 18, 2001


                               Page 4 of 6 pages